Gaither

  Petroleum

   Corporation

David V. DeMarco                                                                                                                                        Telephone (281) 994-5400

Land Manager                                                                                                                                                      Direct (281) 994-5428

18000 Groschke, Bldg A-1, Suite 200                                                                                                                     Fax (281) 994-5410

Houston, Texas 77084-5642                                                                                               E Mail: DDemarco@Gaither-Petroleum.com

February 6, 2006

Mr. Bill Stinson

Quest Oil Corporation

11200 Westheimer, Suite 900

Houston, Texas 77042

Re:

Ratification of Participation Agreement and

Election To Participate in the

Carrizo Oil & Gas, Inc. Odom (Martin) Ranch 1H Prospect

Parker County, Texas

Dear Mr. Stinson,

THIS AGREEMENT is made and entered into this 6th day of February 2006, by and between Gaither Asset Management, a Delaware Corporation, having its offices at 18000 Groschke Road, Building A-1, Suite 200, Houston, TX 77084-5642 (hereinafter called “GAM”), and Quest Oil Corporation, a Nevada Limited Liability Corporation, having its offices at 11200 Westheimer suite 900, Houston, Texas 77042 (hereinafter called “QUEST”) pertaining to the Carrizo Oil & Gas, Inc. operated Odom (Martin) Ranch 1H Prospect (“the Prospect”) and QUEST’s desire to participate in the Prospect, as more particularly set out herein below.  GAM and QUEST may hereinafter sometimes be referred to individually as “Party” or collectively as “Parties”.

I.

WITNESSETH:

WHEREAS, GAM has agreed to participate in the Prospect, by paying 50% of all costs to drill the well and place it on production and thereby receive an assignment of Oil, Gas and Mineral Leases, included within the drilling unit, representing 42.5% of 8/8ths Leasehold Working Interest before payout and 35% of 8/8ths Leasehold Working Interest After Payout, as more particularly set out in that certain Letter agreement dated January 26, 2006 between GAM, NTX Resources, LLC (“NTX”) and MJGG, LLC. (“MJGG”), hereinafter referred to as the “GAM/NTX/MJGG Agreement”); and

WHEREAS, the GAM/NTX/MJGG Agreement (i) sets out the terms and conditions of the agreement between GAM, NTX and MJGG, including the obligation for GAM to participate in and to the Initial Test Well known as the Odom (Martin) Ranch 1H Well (“the Well”) and,  (ii) includes the following agreements as Exhibits;

(i)

Exhibit “A”- Letter Agreement, dated December 15, 2005, Barnett Shale Wells, NTX & MJGG “Hyponex” et al. Oil and Gas Leases, Triad/Carrizo “Martin Ranch” Oil & Gas Leases, Parker County, Texas (“the Agreement”); and

(ii)

(ii) Exhibit “B”- Drilling Proposal, dated December 19, 2005, Odom (Martin) Ranch No. 1H Well, Martin Hyponex Prospect, J.M. Lay Survey, A-2399, Parker County, Texas, and

(iii)

(iii) Exhibit “C”- Amended Drilling Proposal, dated January 5, 2006, Odom (Martin) Ranch No. 1H Well, Martin Hyponex Prospect, J.M. Lay Survey, A-2399, Parker County, Texas; and

(iv)

(iv) Exhibit “D”-Joint Operating Agreement, dated December 15, 2005, for the Martin –Hyponex Prospect, between the Sauder Management Company, as operator and NTX Resources, LLC et al, as non-operators.

 A copy of the GAM/NTX/MJGG Agreement with Exhibits “A”-“D” is attached hereto and made a part hereof as Exhibit 1; and

WHEREAS, GAM desires to convey to QUEST and QUEST desires to acquire from GAM a 4.25% of 8/8ths After Casing Point Leasehold Working Interest in the Prospect under the same terms as set forth in the GAM/NTX/MJGG Agreement.

II.

CONSIDERATION

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other Valuable consideration the receipt and sufficiency which is hereby acknowledged, and for the obligations, duties and responsibilities of QUEST, to be kept and performed as hereinafter set forth, and in accordance with the Agreement, it is mutually agreed between the Parties as follows:

1.

Subject to the terms herein and the agreements attached hereto as Exhibits, Gaither hereby agrees to sell, transfer and convey a 4.25% Before Payout Leasehold Working Interest, subject to be reduced to a 3.5% After Payout Leasehold Working Interest in and to the Prospect under the same terms and in the same form of Assignment as received by GAM from NTX and MJGG.  The assignment will be finalized after QUEST has delivered it Cash Call Monies and after the final survey for the unit has been prepared.

2.

QUEST shall within 4 days from Gaither’s execution of this agreement deliver to GAM;

A.

A check or wire transfer for $73,903.01 (“Cash Call Monies”). Such Cash Call Monies represent the following;

i.

Upfront Cost (Land and Seismic) of 5% times $82,283.06 to the 50% = $8,228.31, and

ii.

 Dry hole cost of 5% times $ 1,313,494.00 = $65,674.70 and

B.

An executed original of this Ratification of Participation Agreement and Election to Participate in the Prospect.

III.

RATIFICATION

QUEST by its execution hereof agrees that it has ratified (i) the GAM/NTX/MJGG Agreement and all of its Exhibits and (ii) the Authority For Expenditure attached hereto as Exhibit 2.  QUEST agrees to pay all of its 5% of 8/8ths of all costs and expenses associated with preparation and drilling of the well, and if applicable, all costs and expenses associated with completing the well and placing of the well on line.  In addition QUEST agrees to pay all of its 4.25% of 8/8ths of all costs and expenses associated with the drilling, completing and placing of the well on line and its 3.5% of 8/8ths of all costs and expenses After Payout of the well as defined in the GAM/NTX/MJGG Agreement.

IV.

ENTIRE AGREEMENT

This Agreement (including the Exhibits attached hereto) constitutes the entire understanding between the Parties with respect to the Prospect, superseding all negotiations, prior discussions and prior agreements and understandings relating to the Prospect.  This Agreement may be supplemented, altered, amended, modified or revoked in writing only, signed by the Parties hereto.

V.

BINDING EFFECT

This Agreement shall constitute a binding and enforceable agreement between the Parties and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

VI.

INTERPRETATION

The Agreement shall be interpreted and construed in accordance with the laws of the State of Texas.

VII.

LIABILITIES

The rights and liabilities of the parties hereto shall be several and not joint or collective.

VIII.

CONTROLLING AGREEMENT

This Agreement is to be construed in harmony with the ”Agreement”.  However, in the event there is a conflict in the terms and/or conditions of this Agreement conflict with those of the Agreement, it is expressly agreed the terms and/or conditions in this Agreement shall control.

IX.

TERMINATION

In the event this Agreement is not executed by QUEST and received by GAM with the Cash Call Monies on or before February 10, 2006, this Agreement shall expire and be considered as having never been in effect and for all purposes not be in force and effect.

 X.

PARTNERSHIPS OR TAXATION

This Agreement is not intended to create, and shall not be construed to create, a relationship, a partnership, or an association for profit, or otherwise, between or among the Parties hereto.  Notwithstanding any provisions herein contained to the contrary, the rights and liabilities hereunder are several and not joint or collective. Additionally, this Agreement and operations hereunder shall not constitute a partnership, of any sort, for Federal Income tax purposes.

XI.

INDEMNIFICATION BY QUEST

QUEST AGREES TO INDEMNIFY, RELEASE, DEFEND AND HOLD HARMLESS GAM, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, AFFILIATES, SUBSIDIARIES, SUCCESSORS (COLLECTIVELY, THE “GAM INDEMNITEES”) FROM AND AGAINST ANY AND ALL CLAIMS, INCLUDING, WITHOUT LIMITATION, DAMAGE TO PROPERTY, OR INJURY TO OR DEATH OF PERSONS OCCURRING AND ATTRIBUTABLE TO QUEST’S OWNERSHIP IN THE PROSPECT. THE EFFECTIVE DATE, AND COURT COSTS AND REASONABLE ATTORNEYS’ FEES, CAUSED BY, ARISING FROM, ATTRIBUTABLE TO, OR ALLEGED TO BE CAUSED BY, ARISING FROM OR ATTRIBUTABLE TO (I) THE ASSUMED OBLIGATIONS, (II) THE OWNERSHIP AND OPERATION OF THE PROPERTIES ON AND AFTER THE EFFECTIVE DATE, OR (III) THE BREACH BY QUEST OF ANY OF ITS COVENANTS OR AGREEMENTS HEREUNDER. THE TERM “CLAIMS” AS USED IN THIS AGREEMENT SHALL MEAN ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES, COSTS AND EXPENSES. THE OBLIGATIONS CONTAINED IN THIS SECTION 10(B) ARE INTEGRALLY RELATED TO THE OWNERSHIP OF THE PROPERTIES AND SHALL BE COVENANTS THAT RUN WITH THE OWNERSHIP OF THE PROPERTIES. THE FOREGOING INDEMNITY, RELEASE, DEFENSE AND HOLD HARMLESS OBLIGATIONS SHALL APPLY WHETHER OR NOT THE CLAIMS ARISE OUT OF (i) NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SINGLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE) OF ANY GAM INDEMNITEE, OR (ii) STRICT LIABILITY OF ANY GAM INDEMNITEE, BUT SHALL NOT APPLY TO THE EXTENT CLAIMS ARISE OUT OF INTENTIONAL ACTS COMMITTED BY GAM OR ITS EMPLOYEES OR GROSS NEGLIGENCE OF GAM OR ITS EMPLOYEES.

IN WITNESS WHEREOF, this instrument is executed effective as of the date first written above.

Gaither Asset Management

By: _____________________________

Name:    David V. DeMarco

Title:       Land Manager

Date______________________________

Quest Oil Corporation

By:________________________________

Name:

Title:    Managing Partner

Date:  __________________________